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                                                                    EXHIBIT 10.1

                              SECURITY AGREEMENT

     This Security Agreement is made as of June 10, 1999 between emachines, Inc., a Delaware corporation (the "Pledgee"), ________________ (the "Pledgor"), and Wilson Sonsini Goodrich & Rosati, P.C., as escrow agent (the "Escrow Agent") for the Pledgee and holder of the Securities pledged hereunder.

                                   Recitals
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     Pursuant to the Initial Capitalization Agreement, dated as of June 10, 1999
(the "Agreement"), between the Pledgor and the Pledgee, the Pledgor has purchased _______________ shares of the Pledgee's Common Stock (the "Shares") at a price of $0.20 per Share, for a total purchase price of $___________ (the "Purchase Price"). The Pledgor has paid $___________ of the Purchase Price by delivery to the Pledgee of a promissory note (the "Note").

     NOW, THEREFORE, it is agreed as follows:

     1.   Creation and Description of Security Interest.  In consideration of
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the transfer of the Shares to the Pledgor under the Agreement, the Pledgor, pursuant to the California Uniform Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number __________, and herewith delivers said certificate to the Escrow Agent, who shall hold said certificate on behalf of the Pledgee subject to the terms and conditions of this Security Agreement.

     The Shares (together with an executed blank stock assignment or assignments) shall be held by the Escrow Agent on behalf of the Pledgee as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by the Pledgor pursuant to the terms of the Agreement, and the Escrow Agent shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.   Pledgor's Representations and Covenants.  To induce the Pledgee to
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enter into this Security Agreement, the Pledgor represents and covenants to the
Pledgee, its successors and assigns, as follows:

          (a)  Payment of Indebtedness.  The Pledgor will pay the principal
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sum of the Note secured hereby, and interest thereon, at the time and in the manner provided in the Note.

          (b)  Encumbrances.  The Shares are free of all other adverse claims,
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encumbrances, defenses and liens (other than restrictions on transfer imposed by applicable securities laws), except for the pledge of the Shares hereunder as security for payment of the Note, and the Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c)  Margin Regulations.  In the event that the Pledgee's Common
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Stock is now or later becomes margin-listed by the Federal Reserve Board and the
Pledgee is classified as
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a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), the Pledgor agrees to cooperate with the Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.   Voting Rights.  During the term of this pledge and so long as all
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payments of principal and interest are made as they become due under the terms of the Note, the Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.   Stock Adjustments. In the event that during the term of the pledge any
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stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of the Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, the Pledgor, the Pledgee and the Escrow Agent shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of the Pledgor as a result thereof.

     5.   Options and Rights. In the event that, during the term of this pledge,
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subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights and options shall be the property of the Pledgor and, if exercised by the Pledgor, all new stock or other securities so acquired by the Pledgor as it relates to the pledged Shares then held by the Escrow Agent shall be immediately delivered to the Escrow Agent, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.   Default.  The Pledgor shall be deemed to be in default of the Note
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and of this Security Agreement in the event:

     Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

     The Pledgor fails to perform any of the covenants set forth in this Security Agreement for a period of 10 days after written notice thereof from the Pledgee; or

     A bankruptcy or insolvency proceeding is instituted by or against the Pledgor, or if a receiver is appointed for the property of the Pledgor; or

          (a)  The Pledgor makes an assignment for the benefit of creditors.

     In the case of a default, as set forth above, the Pledgee shall have the right to accelerate payment of the entire amount on the Note, and the Pledgee shall thereafter be entitled to pursue its remedies under the California Uniform Commercial Code.

     7.   Foreclosure. In the event of any foreclosure of the security interest,
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the Company may sell the applicable Shares at a private sale and may itself repurchase any or all of the applicable Shares. The parties acknowledge that, prior to the establishment of a public market for the Shares of the Company, the securities laws applicable to the sale of the Shares make a

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public sale of the Shares commercially unreasonable. The parties agree that the repurchasing of the Shares by the Company, or by any person to whom the Company may have assigned its rights hereunder, is commercially reasonable if made at any of the following prices: (A) a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the fair market value of the Shares diminished by any limitation on transferability, whether due to the size of the block of Shares or the restrictions of applicable securities laws, or (B) the book value per Share as recorded on the Company's books at the end of the last fiscal quarter prior to the date of sale of the Shares upon foreclosure (whether or not such book value per share is unaudited and subject to adjustment), or (C) the price at which the Shares were originally purchased by the Purchaser.

     8.   Prepayment. In the event that the Pledgor prepays all or a portion of
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the Note, in accordance with the provisions thereof, the Escrow Agent, on behalf of the Pledgee, will release from collateral the applicable Shares represented by the portion of the Note so repaid.

     9.   Full Payment.  Upon full payment by the Pledgor of all amounts due
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on the Pledgor's Note, the Escrow Agent shall deliver to the Pledgor the certificate or certificates representing the Shares in the Escrow Agent's possession belonging to the Pledgor, the blank stock assignment and the executed original of the Note marked "canceled" by the Company, and the Escrow Agent shall be discharged of all further obligations hereunder; provided, however, that the Escrow Agent shall nevertheless retain said certificate or certificates and stock assignment as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

     10.  Release of Collateral.  Subject to any applicable contrary rules under
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Regulation G, there shall be released from this pledge a portion of the pledged
Shares held by the Escrow Agent hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note. Notwithstanding the foregoing, upon any release of pledged Shares hereunder any such Shares which shall not be so released shall continue to be held in escrow pursuant to Sections 3 and 6 of the Agreement.

     11.  Withdrawal or Substitution of Collateral.  The Pledgor shall not sell,
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withdraw, pledge, substitute or otherwise dispose of all or any part of the
Collateral without the prior written consent of the Pledgee.

     12.  Term. The within pledge of Shares shall continue until the payment
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of all indebtedness secured hereby, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     13.  Escrow Agent Liability.
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          (a)  The Escrow Agent shall not be liable to any party for any of his acts, or omissions to act, as the Escrow Agent unless the Escrow Agent is proved to have acted in bad faith. Any act done or omitted pursuant to the advice of legal counsel, other than an act or

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omission involving gross or willful negligence, shall be deemed to be done or omitted in good faith.

          (b) The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with its obligations hereunder, and the Escrow Agent may rely upon the advice of such counsel. Such counsel's reasonable fees and costs shall be borne by the Pledgor.

          (c) It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed to retain in the Escrow Agent's possession as agent of the Pledgee without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

          In addition, upon any dispute the Escrow Agent should be entitled to engage legal counsel, whose fees and expenses shall be borne by the Pledgee.

     14.  Invalidity of Particular Provisions. The Pledgor and the Pledgee agree
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that the enforceability or invalidity of any provision or provisions of this
Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     15.  Successors or Assigns. The Pledgor and the Pledgee agree that all of
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the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     16.  Governing Law.  This Security Agreement shall be interpreted and
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governed under the laws of the State of California.

     17.  Counterparts. This Agreement may be executed in any number of
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counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    PLEDGOR

                                    By:____________________________
                                    Name:
                                    Date:

                                    PLEDGEE

                                    emachines, Inc.

                                    By:____________________________
                                    Name:
                                    Title:
                                    Date:

                                    ESCROW AGENT

                                    WILSON SONSINI GOODRICH & ROSATI, P.C.

                                    By:____________________________
                                    Name:
                                    Title:
                                    Date:

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